Exhibit 10.11

NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY “***”. SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.

COMMON UNIT ADJUSTMENT AGREEMENT

This COMMON UNIT ADJUSTMENT AGREEMENT (this “Agreement”), dated as of                                 , 2007 (the “Effective Date”), is by and among National CineMedia, Inc., a Delaware corporation (“NCM Inc.”), National CineMedia, LLC, a Delaware limited liability company (“NCM LLC”), Regal CineMedia Holdings, LLC, a Delaware limited liability company (the “Regal Founding Member”), American Mutli-Cinema, Inc., a Missouri corporation (the “AMC Founding Member” or the “AMC ESA Party”), Cinemark Media, Inc., a Delaware corporation (the “Cinemark Founding Member”), Regal Cinemas, Inc., a Tennessee corporation (the “Regal ESA Party”), and Cinemark USA, Inc., a Texas corporation (the “Cinemark ESA Party”). Certain terms used in this Agreement are defined in Section 1.

RECITALS

A. The Regal Founding Member, the AMC Founding Member and the Cinemark Founding Member are historic members of NCM LLC.

B. As of the date hereof, NCM Inc. has become a member of NCM LLC pursuant to the terms of that certain Common Unit Subscription Agreement, dated as of                                 , 2007, between NCM LLC and NCM Inc., and the terms of the NCM LLC Operating Agreement.

C. As of the date hereof, each ESA Party has entered into an Exhibitor Services Agreement with NCM LLC.

D. Pursuant to the terms of each Exhibitor Services Agreement and as more fully described therein, NCM LLC is to provide Services to each ESA Party.

E. The Parties desire to enter into this Agreement for the purpose of adjusting each Founding Member Group’s Common Units in connection with Attendance Increases and Attendance Decreases attributable to such Founding Member Group.

AGREEMENT

In consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Acquisition Date” means with respect to an ESA Party the closing date of the transaction pursuant to which a theatre becomes an Acquisition Theatre or the opening date of any Newbuild Theatre.

“Acquisition Theatre(s)” when used with respect to an ESA Party, has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement; provided that (i) an Encumbered Theatre with respect to which an ESA Party does not elect to make Run-Out Payments, and (ii) a Theatre that has its lease renewed or extended, shall not be treated as Acquisition Theatres.

“Adjustment Date” means the last day of the Fiscal Year.

“Advertising Services” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Affiliate” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“AMC Attendance” has the meaning set forth in Schedule 1 of the Exhibitor Services Agreement between the AMC ESA Party and the Company; provided that, for purposes of this Agreement (i) Encumbered Theatres with respect to which the AMC ESA Party elects to make Run-Out Payments, and (ii) Loews Theatres, shall be treated as AMC Theatres and included in determining the AMC Attendance.

“AMC ESA Party” has the meaning set forth in the preamble of this Agreement.

“AMC Founding Member” has the meaning set forth in the Preamble of this Agreement.

“AMC Theatres” means Theatres (within the meaning set forth in Article 1 of the Exhibitor Services Agreement between the AMC ESA Party and the Company), Loews Theatres and Encumbered Theatres with respect to which the AMC ESA Party elects to make Run-Out Payments.

“Assignment and Assumption” has the meaning set forth in Section 6(d) of this Agreement.

“Attendance” means (i) when used with respect to an ESA Party, the AMC Attendance attributable to the AMC Theatres, the Regal Attendance attributable to the Regal Theatres or the Cinemark Attendance attributable to the Cinemark Theatres (as applicable), (ii) when used with respect to a specific Theatre or Theatres, the AMC Attendance, Regal Attendance or Cinemark Attendance (as applicable) attributable to such Theatre or Theatres, and (iii) when used with respect to all of the ESA Parties, the sum of the AMC Attendance attributable to the AMC Theatres, the Regal Attendance attributable to the Regal Theatres and the Cinemark Attendance attributable to the Cinemark Theatres.

“Attendance Decrease” means, with respect to the Disposition of any Theatre by an ESA Party since the Prior Adjustment Date, the Theatre’s Attendance during the 12 Fiscal Months preceding the Disposition Date; provided that (i) if the purchaser or sub-lessee (other than an ESA Party) of a Theatre enters into a Third Party Theatre Agreement, the Theatre shall not be included in determining the Attendance Decrease, (ii) if an ESA Party Disposes of Theatres to another ESA Party and those Theatres are subject to an Exhibitor Services Agreement, those Theatres will be included in determining the Attendance Decrease of the ESA Party that Disposed of the Theatres, (iii) if an ESA Party Disposes of Theatres that are not Digitized Theatres, then the Attendance included in determining the Attendance Decrease will be reduced by one-half of the Attendance that would otherwise be included in determining the Attendance Decrease, (iv) if a Newbuild Theatre (determined as of the Prior Adjustment Date) has been in operation for less than 12 Fiscal Months preceding the date of the event that causes such Newbuild Theatre to be included in determining the Attendance Decrease, the Attendance included in determining the Attendance Decrease with respect to that Newbuild Theatre will be equal to the Attendance previously included in determining any Attendance Increase in clause (ii) of the definition of Attendance Increase with respect to that Newbuild Theatre, and (v) with respect to any Newbuild Theatre to which clause (ii) of the definition of Attendance Increase applied on the Prior Adjustment Date, any negative difference between the actual Attendance during the first 12 Fiscal Months of operation and the Attendance included in determining the Attendance Increase under clause (ii) of the definition of Attendance Increase shall be taken into account in determining any Attendance Decrease on the Adjustment Date or Extraordinary Adjustment Date (as applicable) following the date on which the Newbuild Theatre completes its first 12 Fiscal Months of operations.

“Attendance Decrease Notice” has the meaning set forth in Section 3(a) of this Agreement.

“Attendance Increase” means (i) with respect to any Acquisition Theatre that has been in operation for the 12 Fiscal Months preceding the Adjustment Date or Extraordinary Adjustment Date (as applicable) and that an ESA Party obtained control of since the Prior Adjustment Date, the Acquisition Theatre’s Attendance during the 12

Fiscal Months preceding the Adjustment Date or Extraordinary Adjustment Date (as applicable), and (ii) with respect to any Newbuild Theatre opened by an ESA Party since the Prior Adjustment Date and that has not been in operation for at least the 12 Fiscal Months preceding the Adjustment Date or Extraordinary Adjustment Date (as applicable), seventy-five percent (75%) of the Newbuild Theatre’s Projected Attendance; provided that (a) if an Acquisition Theatre has not been in operation for the 12 Fiscal Months preceding the Adjustment Date or Extraordinary Adjustment Date (as applicable), the Acquisition Theatre will be treated as a Newbuild Theatre under clause (ii), (b) with respect to any Newbuild Theatre to which clause (ii) applied at such Prior Adjustment Date, any positive difference between the actual Attendance during the first 12 Fiscal Months of operation and the Attendance included in determining the Attendance Increase under clause (ii) shall be taken into account in determining any Attendance Increase on the Adjustment Date or Extraordinary Adjustment Date (as applicable) following the date on which the Newbuild Theatre completes its first 12 Fiscal Months of operations, (c) if an Acquisition Theatre is not a Digitized Theatre (1) the Attendance included in determining the Attendance Increase will be reduced by one-half of the Attendance that would otherwise be included under clause (i) or (ii) as applicable, and (2) if the Acquisition Theatre is subsequently modified to become a Digitized Theatre, then one-half of such Acquisition Theatre’s Attendance during the 12 Fiscal Months preceding the date of such modification shall be included in determining the Attendance Increase (without duplication for any Attendance previously included in clause (c)(1)) as of any Adjustment Date or Extraordinary Adjustment Date (as applicable), (d) if an ESA Party acquires Theatres from another ESA Party and those Theatres are subject to an Exhibitor Services Agreement, those Theatres will be included in determining the Attendance Increase of the ESA Party that obtained control of the Acquisition Theatres, and (e) if an Acquisition Theatre is subject to a pre-existing agreement with the Company other than as set forth in clause (d) above, the Acquisition Theatre will not be included in determining the Attendance Increase until the Adjustment Date or Extraordinary Adjustment Date (as applicable) following the date on which the pre-existing agreement terminates and the Acquisition Theatre becomes subject to the Exhibitor Services Agreement.

“Attendance Increase Notice” has the meaning set forth in Section 2(a) of this Agreement.

“Attendance Threshold” means 2% of the Attendance Total determined as of the Prior Adjustment Date.

“Attendance Total” means the sum of (i) the AMC Attendance, Cinemark Attendance and Regal Attendance during the 12 Fiscal Months preceding the Adjustment Date or the Extraordinary Adjustment Date (as applicable) plus (ii) to the extent available, the total number of patrons in all other theatre auditoriums to which the

Company provides Advertising Services during the 12 Fiscal Months preceding the Adjustment Date or the Extraordinary Adjustment Date (as applicable).

“Business Day” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Cash Equivalents” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Cinemark Attendance” has the meaning set forth in Schedule 1 of the Exhibitor Services Agreement between the Cinemark ESA Party and the Company; provided that, for purposes of this Agreement Encumbered Theatres with respect to which the Cinemark ESA Party elects to make Run-Out Payments shall be treated as Cinemark Theatres and included in determining the Cinemark Attendance.

“Cinemark ESA Party” has the meaning set forth in the preamble of this Agreement.

“Cinemark Founding Member” has the meaning set forth in the Preamble of this Agreement.

“Cinemark Theatres” means Theatres (within the meaning set forth in Article 1 of the Exhibitor Services Agreement between the Cinemark ESA Party and the Company) and Encumbered Theatres with respect to which the Cinemark ESA Party elects to make Run-Out Payments.

“Common Unit” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Common Unit Adjustment” means, with respect to a Founding Member Group (i) the Founding Member Group’s Net Attendance Adjustment, times (ii) the Company Enterprise Value Per Attendee, divided by (iii) the NCM Inc. Share Price.

“Common Unit Adjustment Equivalent” means the product of (i) a Founding Member Group’s Common Unit Adjustment (or any difference between the Founding Member Group’s Common Unit Adjustment and the number of whole Common Units issued under Section 4(b)(i)(1) or surrendered under Section 4(b)(ii)(1)), times (ii) the applicable NCM Inc. Share Price used to calculate the Common Unit Adjustment.

“Company Enterprise Value” means (i) the Company Equity Value, plus (ii) the long-term funded debt of the Company as of the Adjustment Date or Extraordinary Adjustment Date (as applicable), plus (iii) with respect to outstanding Options deemed exercised under the treasury stock method based upon the NCM Inc. Share Price during the 60 Trading Days preceding the Adjustment Date or the Extraordinary Adjustment

Date (as applicable), the amount that NCM Inc. is required to contribute to the Company under Section 3.5(c) of the NCM LLC Operating Agreement in connection with the exercise of those Options, less (iv) the Company’s cash and Cash Equivalents.

“Company Enterprise Value Per Attendee” means a quotient (i) the numerator of which is the Company Enterprise Value, and (ii) the denominator of which is the Attendance Total.

“Company Equity Value” means the product of (i) the number of Outstanding Equity Equivalents, times (ii) the NCM Inc. Share Price.

“Determination Deadline Date” has the meaning set forth in Section 4(a) of this Agreement.

“Determination Notice” has the meaning set forth in Section 4(a) of this Agreement.

“Digital Programming Services” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Digitized Theatres” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Disposition” (including the terms, “Disposes”, “Disposed” and “Disposing”) when used with respect to an ESA Party, has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement; provided that (i) a temporary closure of any Theatre for 180 days or less (or such longer period of time if the closure is the result of an event beyond the control of the ESA Party and so long as the ESA Party is diligently working to re-open the Theatre as soon as reasonably possible), (ii) a sale or closure of any Theatre at or after the end of the term of a lease (whether an initial term or a renewal term) in existence as of the date of this Agreement, (iii) a sale or closure of any Theatre at or after the end of the initial term of any lease entered into after the date of this Agreement, and (iv) any sale or closure of a Theatre that is not a Digitized Theatre in the last 3 years of the term of a lease in existence as of the date of this Agreement, shall not be deemed a Disposition.

“Disposition Date” means the closing date of a Disposition of Theatres by an ESA Party.

“Encumbered Theatres” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Effective Date” the meaning set forth in the preamble of this Agreement.

“ESA Party” means (i) the AMC ESA Party in the case of the AMC Founding Member, (ii) the Cinemark ESA Party in the case of the Cinemark Founding Member, (iii) the Regal ESA Party in the case of the Regal Founding Member, and (iv) Affiliates of each of the AMC ESA Party, the Cinemark ESA Party and the Regal ESA Party that are subject to the applicable Exhibitor Services Agreement.

“Exhibitor Services Agreement” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Extraordinary Adjustment Date” means (i) in the event of an Extraordinary Attendance Increase, the Acquisition Date (in the case of a single transaction) and the most recent Acquisition Date (in the case of multiple transactions), (ii) in the event of an Extraordinary Attendance Decrease, the Disposition Date (in the case of a single transaction) and the most recent Disposition Date (in the case of multiple transactions), and (iii) in the event this Agreement terminates pursuant to Section 5, the date on which this Agreement terminates.

“Extraordinary Attendance Decrease” means an ESA Party’s Disposition of Theatres (whether through a single transaction or multiple transactions since the Prior Adjustment Date) resulting in an Attendance Decrease in excess of the Attendance Threshold.

“Extraordinary Attendance Increase” means an ESA Party’s obtaining control of Acquisition Theatres or opening Newbuild Theatres (whether through a single transaction or multiple transactions since the Prior Adjustment Date) resulting in an Attendance Increase in excess of the Attendance Threshold.

“Fiscal Month” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Fiscal Year” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Founding Member” means each of the AMC Founding Member, the Cinemark Founding Member and the Regal Founding Member.

“Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party and their Affiliates.

“Founding Member Group Designee” means a member of a Founding Member Group as designated in a written notice given by the ESA Party to the Company; provided that (i) the Founding Member Group Designee must agree in writing to become a party to, and be bound by the terms of, this Agreement and the NCM LLC Operating Agreement, and (ii) if the ESA Party does not properly designate a Founding Member

Group Designee or if the designated Founding Member Designee does not have sufficient Common Units to satisfy its obligations in connection with a negative Common Unit Adjustment, the Founding Member Group Designee shall be (1) the member of the Founding Member Group that has the largest number of Common Units (in descending order of all members of the Founding Member Group), or (2) the ESA Party if all members of the Founding Member Group (in the aggregate) do not have sufficient Common Units to satisfy the Founding Member Group Designee’s obligations.

“GAAP” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Independent Directors” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Loews Theatres” has the meaning set forth in Article 1 of the Exhibitor Services Agreement between the AMC ESA Party and the Company.

“Meeting Services” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“NCM Inc.” has the meaning set forth in the preamble of this Agreement.

“NCM Inc. Share Price” means the arithmetic average of the volume weighted average prices for a share of NCM Inc. common stock on the principal United States securities exchange or automated or electronic quotation system on which NCM Inc. common stock trades, as reported by Bloomberg, L.P., or its successor, for each of the sixty (60) consecutive full Trading Days preceding the Adjustment Date or the Extraordinary Adjustment Date (as applicable), subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the NCM Inc. common stock. If the NCM Inc. common stock no longer trades on a securities exchange or automated or electronic quotation system, then a majority of the Independent Directors of NCM Inc. shall determine the NCM Inc. Share Price in good faith.

“NCM LLC” has the meaning set forth in the preamble of this Agreement.

“NCM LLC Operating Agreement” means that certain Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC, dated as of                              , 2007, by and among all of the Founding Members and NCM Inc.

“Net Attendance Adjustment” means the total of a Founding Member Group’s Attendance Increase less such Founding Member Group’s Attendance Decrease since the Prior Adjustment Date.

“Newbuild Theatre(s)” when used with respect to an ESA Party, has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Options” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Outstanding Equity Equivalents” means the sum of (i) the average number of shares of NCM Inc. common stock issuable upon exercise, conversion or exchange of the average number of Common Units, warrants, preferred stock, stock purchase rights or similar securities exercisable into, exchangeable for, or convertible into NCM Inc. common stock, plus (ii) the average number of outstanding shares of NCM Inc. common stock, plus (iii) the outstanding Options deemed exercised under the treasury stock method based upon the NCM Inc. Share Price, each during the 60 Trading Days preceding the Adjustment Date or the Extraordinary Adjustment Date (as applicable).

“Parties” means the parties listed in the preamble of this Agreement.

“Permitted Transfer” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Person” has the meaning set forth in Section 1.1 of the NCM LLC Operating Agreement.

“Prior Adjustment Date” means the Adjustment Date or Extraordinary Adjustment Date (as applicable) immediately preceding the Adjustment Date or Extraordinary Adjustment Date (as applicable) for which the Common Unit Adjustment is being determined; provided that in the case of the initial Common Unit Adjustment, the Prior Adjustment Date shall be the date of this Agreement.

“Projected Attendance” means (i) with respect to any Newbuild Theatre, the Newbuild Theatre’s estimated attendance during the first 12 Fiscal Months of operation as determined in approving development of the Newbuild Theatre by the ESA Party’s board of directors (or other investment committee designated by the board), and (ii) with respect to any Acquisition Theatre that an ESA Party obtains control of and that has not been in operation for the 12 Fiscal Months preceding the Adjustment Date or Extraordinary Adjustment Date (as applicable), the Acquisition Theatre’s estimated attendance during the first 12 Fiscal Months of operation used in approving the acquisition by the ESA Party’s board of directors (or other investment committee designated by the board).

“Regal Attendance” has the meaning set forth in Schedule 1 of the Exhibitor Services Agreement between the Regal ESA Party and the Company; provided that, for purposes of this Agreement Encumbered Theatres with respect to which the Regal ESA

Party elects to make Run-Out Payments shall be treated as Regal Theatres and included in determining the Regal Attendance.

“Regal ESA Party” has the meaning set forth in the preamble of this Agreement.

“Regal Founding Member” has the meaning set forth in the Preamble of this Agreement.

“Regal Theatres” means Theatres (within the meaning set forth in Article 1 of the Exhibitor Services Agreement between the Regal ESA Party and the Company) and Encumbered Theatres with respect to which the Regal ESA Party elects to make Run-Out Payments.

“Run-Out Payments” means payments made by an ESA Party to the Company with respect to an Encumbered Theatre pursuant to Sections 4.08(b) and (c) of the applicable Exhibitor Services Agreement.

“Services” has the meaning set forth in Article 1 of the applicable Exhibitor Services Agreement.

“Settlement Date” has the meaning set forth in Section 4(b) of this Agreement.

“Theatres” means (i) when used with respect to an ESA Party, the AMC Theatres, Regal Theatres or Cinemark Theatres (as applicable), and (ii) when used with respect to all of the ESA Parties, all of the AMC Theatres, Regal Theatres and Cinemark Theatres.

“Third Party Theatre Agreement” means an agreement between the Company and a third party that gives the Company a right to provide Advertising Services with respect to the Theatres being Disposed of by an ESA Party to such third party and that meets the following minimum requirements: (i) the third party grants the Company exclusive access to and the exclusive right to provide Advertising Services with respect to the Theatres; (ii) the Third Party Theatre Agreement incorporates content standards no more restrictive than as set forth in Section 4.03 of the applicable Exhibitor Services Agreement; (iii) the fee payable by the Company to the third party for the Advertising Services does not exceed *** of the Company’s total revenue attributable to such Advertising Services; (iv) the term of the Third Party Theatre Agreement (excluding extensions) is for the shorter of (1) the term of the longest lease (excluding extensions) being Disposed of by the ESA Party in the transaction, or (2) ***; (v) the Company has substantially similar penalties upon a breach of the Third Party Theatre Agreement by such third party than as set forth in the applicable Exhibitor Services Agreement for breaches by such ESA Party; and (vi) in all other material respects, the Third Party Theatre Agreement imposes obligations on the third party that are substantially similar to the obligations imposed upon the ESA Party in the applicable Exhibitor Services

Agreement, except that obligations arising exclusively from such ESA Party’s status as an ESA Party shall be inapplicable to the third party.

“Trading Days” means a day on which the principal United States securities exchange on which NCM Inc. common stock is listed or admitted to trading, or the NASDAQ Stock Market if NCM Inc. common stock is not listed or admitted to trading on any such securities exchange, as applicable, is open for the transaction of business (unless such trading shall have been suspended for the entire day).

2. Attendance Increases.

(a) Notice. At least 10 Business Days prior to the Acquisition Date, the ESA Party shall give the Company written notice of the estimated Attendance Increase resulting from the ESA Party’s obtaining control of Acquisition Theatres or the opening of a Newbuild Theatre (the “Attendance Increase Notice”).

(b) Extraordinary Attendance Increases. Within 5 Business Days of the date on which the Attendance Increase Notice is given, the Company shall determine and provide written notice to the ESA Party and its Founding Member whether such Attendance Increase results in an Extraordinary Attendance Increase. In the event of an Extraordinary Attendance Increase, a Common Unit Adjustment shall be made with respect to the Founding Member Group that caused the Extraordinary Attendance Increase in accordance with Section 4 below.

3. Attendance Decreases.

(a) Notice. At least 10 Business Days prior to the Disposition Date, the ESA Party shall give the Company written notice of the estimated Attendance Decrease resulting from the ESA Party’s Disposition (the “Attendance Decrease Notice”).

(b) Extraordinary Attendance Decreases. Within 5 Business Days of the date on which the Attendance Decrease Notice is given, the Company shall determine and provide written notice to the ESA Party and its Founding Member whether such Attendance Decrease results in an Extraordinary Attendance Decrease. In the event of an Extraordinary Attendance Decrease, a Common Unit Adjustment shall be made with respect to the Founding Member Group that caused the Extraordinary Attendance Decrease in accordance with Section 4 below.

4. Adjustment of Common Units.

(a) Determination of Common Unit Adjustment. Within (i) 90 calendar days after an Adjustment Date, or (ii) 10 Business Days after an Extraordinary Adjustment Date (the “Determination Deadline Date”), the Company shall determine each Founding Member Group’s Common Unit Adjustment as of the Adjustment Date or, in

the case of the Founding Member Group that caused the Extraordinary Attendance Increase or Extraordinary Attendance Decrease, that Founding Member Group’s Common Unit Adjustment as of the Extraordinary Adjustment Date, and shall give the applicable Founding Member Group Designees, ESA Parties and NCM Inc. written notice (the “Determination Notice”), on or before the Determination Deadline Date, of the Founding Member Group’s Common Unit Adjustment.

(b) Settlement of Common Unit Adjustment. On the day that is 10 Business Days following the date on which the Determination Notice is given (the “Settlement Date”): (i) if a Founding Member Group’s Common Unit Adjustment is a positive number the Company shall (1) issue to the Founding Member Group Designee a number of whole Common Units equal to the Founding Member Group’s Common Unit Adjustment (rounded down to the nearest whole number), and (2) pay to the Founding Member Group Designee, in immediately available funds, an amount equal to such Founding Member Group’s Common Unit Adjustment Equivalent based upon the difference between the Founding Member Group’s Common Unit Adjustment and the number of whole Common Units issued under clause (i)(1); and (ii) if a Founding Member Group’s Common Unit Adjustment is a negative number the Founding Member Group Designee shall, at the election of the ESA Party made by giving written notice to the Company on or before the Settlement Date, either (1) transfer and surrender to the Company, and the Company shall cancel, a number of whole Common Units equal to all or part of such Founding Member Group’s Common Unit Adjustment (rounded down to the nearest whole number), or (2) pay to the Company, in immediately available funds, an amount equal to such Founding Member Group’s Common Unit Adjustment Equivalent based upon that part of the Founding Member Group’s Common Unit Adjustment not satisfied through the surrender of Common Units under clause (ii)(1) (including any difference between the Founding Member Group’s Common Unit Adjustment and the number of whole Common Units surrendered under clause (ii)(1)); provided that, in the event of a negative Common Unit Adjustment, if the ESA Party does not elect by the Settlement Date to satisfy the Founding Member Group Designee’s obligation through a payment under clause (ii)(2), the Founding Member Group Designee shall be obligated to satisfy its obligation in Common Units under clause (ii)(1) (or funds under clause (ii)(2) to the extent the Founding Member Group Designee does not have sufficient Common Units to satisfy the Founding Member Group’s Common Unit Adjustment). The transfer of Common Units under clause (i)(1) or (ii)(1) shall be effective immediately prior to the close of business on the date on which the Determination Notice is given.

5. Term and Termination.

(a) Duration. The term of this Agreement shall begin on the Effective Date. This Agreement shall terminate with respect to a Founding Member Group on the same date that the applicable Exhibitor Services Agreement terminates (including any extensions or renewals) with respect to Services other than Digital Programming Services and Meeting Services.

(b) Extraordinary Adjustment. Upon termination of this Agreement with respect to a Founding Member Group, a Common Unit Adjustment shall be made with respect to the Founding Member Group in accordance with Section 4 above; provided that a termination of this Agreement shall not result in a deemed Disposition of the ESA Party’s Theatres.

6. Miscellaneous

(a) Governing Law. This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

(b) Notices. All notices, demands or other communications to be given under or by reason of this Agreement shall be in writing and shall be delivered by hand or sent by facsimile, electronic mail or nationally recognized overnight delivery service and shall be deemed given when received if delivered on a Business Day during normal business hours of the recipient or, if not so delivered, on the next Business Day following receipt. All notices hereunder shall be delivered as set forth in Exhibit A to the NCM LLC Operating Agreement (in the case of NCM Inc. and the Founding Members), and as set forth in Section 15.01 of each of the Exhibitor Services Agreements (in the case of NCM LLC and the ESA Parties), or pursuant to such other instructions as may be designated in writing by the Party to receive such notice. Any Party may change its address or fax number by giving the other Parties written notice of its new address or fax number in the manner set forth above.

(c) Waiver; Remedies.

(i) The waiver or failure of a Party to exercise in any respect any right provided hereunder shall not be deemed a waiver of such right in the future or a waiver of any other rights established under this Agreement.

(ii) All remedies available to a Party hereto for breach of this Agreement are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of other remedies.

(iii) It is understood and agreed that each Party’s remedies at law for a breach of this Agreement will be inadequate and that each Party shall, in the event of any such breach or the threat of such breach, be entitled to equitable relief (including without limitation provisional and permanent injunctive relief and specific performance) from a court of competent jurisdiction. In the event of a breach of this Agreement by a member of a Founding Member Group, NCM LLC shall be entitled to stop the transfer of Common Units by the Founding Member Group on NCM LLC’s books and obtain equitable relief on behalf of itself and all other Parties to this Agreement. The Parties shall be entitled to the relief described in this Section 6(c) without the requirement of posting a bond. Nothing stated herein shall limit any other remedies provided under this Agreement or available to the Parties at law.

(d) Assignment. No Party may assign or transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement to any third party without the prior written consent of (i) NCM LLC in the case of an assignment or transfer by an ESA Party or Founding Member, or (ii) all of the Founding Members in the case of an assignment or transfer by NCM LLC. Notwithstanding the foregoing, this Agreement shall not be assignable by a Party unless the assignee/transferee enters into an agreement in writing to be bound by the terms of this Agreement to the same extent as if such assignee/transferee were a party hereto (an “Assignment and Assumption”). A Permitted Transfer shall not be deemed an assignment or transfer for purposes of this Agreement; provided, however, any Permitted Transfer by assignment to an Affiliate of ESA Party shall be (i) conditioned upon (1) the transferee entering into an Assignment and Assumption, (2) the ESA Party agreeing in writing to remain bound by the obligations under this Agreement, and (ii) effective only so long as the Affiliate remains an Affiliate of transferee. Any attempted assignment in violation of this section shall be void.

(e) Amendment. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of all of the Parties.

(f) Waiver. No failure on the part of any Party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h) Entire Agreement. This Agreement sets forth the entire understanding of Parties with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties relating to the subject matter hereof.

(i) Counterparts and Facsimiles. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other. The parties hereto may execute the signature pages hereof and exchange such signature pages by facsimile transmission.

(j) Interpretation of Agreement.

(i) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.”

(ii) Unless otherwise specified, references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of, and Exhibits to, this Agreement.

(iii) The Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

(iv) Each Party hereto and its counsel cooperated in drafting and preparation of this Agreement. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the Party that drafted it is of no application and is hereby expressly waived.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the day and year first above written.

NCM INC.:

NATIONAL CINEMEDIA, INC.

By:
Name:
Title:

NCM LLC:

By:
Name:
Title:

REGAL FOUNDING MEMBER:

REGAL CINEMEDIA HOLDINGS, LLC

By:
Name:
Title:

REGAL ESA PARTY:

By:
Name:
Title:

AMC FOUNDING MEMBER and AMC ESA PARTY:

AMERICAN MULTI-CINEMA, INC.

By:
Name:
Title:

CINEMARK FOUNDING MEMBER:

CINEMARK MEDIA, INC.

By:
Name:
Title:

CINEMARK ESA PARTY:

CINEMARK USA, INC.

By:
Name:
Title: